United States
Securities and Exchange Commission
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 17, 2010

Commission File No.	Exact Name of Registrant as Specified in its Charter and Principal Office Address and Telephone Number	State of Incorporation	I.R.S. Employer Identification Number
1-16681	The Laclede Group, Inc. 720 Olive Street St. Louis, MO 63101 314-342-0500	Missouri	74-2976504
1-1822	Laclede Gas Company 720 Olive Street St. Louis, MO 63101 314-342-0500	Missouri	43-0368139

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 13e-4(c))

Item 7.01 Regulation FD Disclosure.

At the American Gas Association Financial Forum on May 17 - 19, 2010, the Company will host meetings with members of the investment community.  The materials attached will be used in the meetings.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1	Presentation materials for meetings at the 2010 American Gas Association Financial Forum.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE LACLEDE GROUP, INC.

Date: May 14, 2010	By:	/s/ M. D. Waltermire
M. D. Waltermire Chief Financial Officer

LACLEDE GAS COMPANY

Date: May 14, 2010	By:	/s/ M. D. Waltermire
M. D. Waltermire Senior Vice President, Chief Financial Officer

Exhibit Index

Exhibit Number	Description

99.1	Presentation materials for meetings at the 2010 American Gas Association Financial Forum.